EXHIBIT 99

                                                                   DIRECT INSITE
                                                                   -------------
Corporate Contact:
Michael J. Beecher, Chief Financial Officer
Direct Insite Corp.
631.873.2900

FOR IMMEDIATE RELEASE

                   Direct Insite Reports 2008 Year End Results
                Net Income of $4,181,000 on Revenue of $9,609,000
                          Recurring Revenue Up By 4.3%


Bohemia, N.Y. - March 26, 2009 - Direct Insite Corp. (OTC BB: DIRI.OB), a global SaaS provider of financial supply chain automation across procure-to-pay, order-to-cash, and shared services business processes, today announced financial results for the year ended December 31, 2008. Net income was $4,181,000 for the year ended December 31, 2008, up $2,081,000 compared to net income of $2,100,000 in 2007. Net income for 2008 included a $2,867,000 benefit from income taxes resulting from the recognition of a deferred tax asset. Recurring revenue for the year 2008 was $7,935,000, a 4.3% increase over recurring revenue of $7,606,000 in 2007.

Revenue for the fourth quarter of 2008 was $2,799,000 compared to revenue of $2,695,000 in the fourth quarter of 2007, an increase of 3.9%. Total revenue for the year ended December 31, 2008 was $9,609,000 compared to total revenue of $10,111,000 for the year 2007, a decrease of 5.0%. Professional services revenue decreased $831,000 (33.2%) to $1,674,000 for the year ended December 31, 2008 compared to $2,505,000 for the year ended December 31, 2007.

Basic income per share attributable to common shareholders for the year ended December 31, 2008 was $0.44 compared to basic net income per share of $0.17 for the year ended December 31, 2007. Diluted income per share attributable to common shareholders for the year ended December 31, 2008 was $0.35 compared to diluted income per share of $0.12 for the year ended December 31, 2007.

"In 2008 we continued to grow our recurring revenue, expanded our services to existing customers and added additional customers to further strengthen our base and we anticipate that this growth will continue in 2009," said Chairman and CEO James A. Cannavino. "Our financial position also continues to strengthen putting us in a very strong position to aggressively pursue new opportunities during these difficult economic times."

About Direct Insite

Direct Insite provides best practice financial supply chain automation and workflow efficiencies for procure-to-pay and order-to-cash processing. The Company's global eInvoice Management services automate complex manual business processes such as invoice validation, order matching, consolidation, dispute handling, and e-payment processing. Direct Insite solutions are used by more than 7,000 corporations across 62 countries, 15 languages and multiple currencies. Direct Insite processes more than $125 Billion in invoice value annually for its clients. Direct Insite was selected by Deloitte and Touche as one of the `500 Fastest-Growing Technology Companies' in the United States and Canada. For more information, call (631) 873-2900, or visit www.directinsite.com


The financial information stated above and in the tables below has been abstracted from Direct Insite Corp.'s Form 10-K for the year ended December 31, 2008, filed with the Securities and Exchange Commission on March 26, 2009, and should be read in conjunction with the information provided therein.

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
Summarized Financial Information

        ---------------------------------------------------------- --------------------------- -------------------------
                                                                          FOR THE YEAR               FOR THE YEAR
                   STATEMENT OF OPERATIONS                                   ENDED                       ENDED
                                                                        DECEMBER 31, 2008            DECEMBER 31,2007
        ---------------------------------------------------------- --------------------------- -------------------------

        Revenue                                                             $ 9,609,000              $ 10,111,000
        ---------------------------------------------------------- --------------------------- -------------------------
        Operating income                                                    $ 1,375,000              $  2,216,000
        ---------------------------------------------------------- --------------------------- -------------------------
        Other expenses, net                                                 $    37,000              $     89,000
        ---------------------------------------------------------- --------------------------- -------------------------
        Income before income taxes                                          $ 1,338,000              $  2,127,000
        ---------------------------------------------------------- --------------------------- -------------------------
        (Benefit from) provision for income taxes                           $(2,843,000)             $         27
        ---------------------------------------------------------- --------------------------- -------------------------
        Net income                                                          $ 4,181,000              $  2,100,000
        ---------------------------------------------------------- --------------------------- -------------------------
        Preferred Stock Dividends                                           $  (616,000)             $ (1,060,000)
        ---------------------------------------------------------- --------------------------- -------------------------
        Net income attributable to common shareholders                      $ 3,565,000              $  1,040,000
        ---------------------------------------------------------- --------------------------- -------------------------

        Basic net income per share attributable to
        common shareholders                                                 $      0.44              $       0.17
                                                                            ===========              ============
        Diluted net income per share attributable to
        common shareholders                                                 $      0.35              $       0.12
                                                                            ===========              ============
        ---------------------------------------------------------- --------------------------- -------------------------

             ---------------------------------------------- ----------------------- --------------------------

                             BALANCE SHEET                  December. 31, 2008       December 31, 2007
                             -------------                  ------------------       -----------------

             ---------------------------------------------- ----------------------- --------------------------
             Total Current Assets                                 $3,093,000              $ 3,805,000
             ---------------------------------------------- ----------------------- --------------------------
             Total Assets                                         $6,880,000              $ 4,522,000
             ---------------------------------------------- ----------------------- --------------------------
             Total Current Liabilities                            $2,179,000              $ 5,418,000
             ---------------------------------------------- ----------------------- --------------------------
             Total Shareholders' Equity (Deficiency)              $4,420,000              $(1,045,000)
             ---------------------------------------------- ----------------------- --------------------------

FORWARD-LOOKING STATEMENTS. All statements other than statements of historical fact included in this release, including without limitation statements regarding the company's financial position, business strategy, and the plans and objectives of the company's management for future operations, are forward-looking statements. When used in this release, words such as "anticipate", "believe", "estimate", "expect", "intend" and similar expressions, as they relate to the company or its management, identify forward-looking statements. Such forward-looking statements are based on the beliefs of the company's management, as well as assumptions made by and information currently available to the company's management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including but not limited to, business and economic conditions, competitive factors and pricing pressures, capacity and supply constraints. Such statements reflect the views of the company with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to the operations, results of operations, growth strategy and liquidity of the company. Readers are cautioned not to place undue reliance on these forward-looking statements. The company does not undertake any obligation to release publicly any revisions to these forward-looking statements to reflect future events or circumstances or to reflect the occurrence of unanticipated events.



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